EXHIBIT 10.2

                        ENVIRONMENTAL SOLUTIONS WORLDWIDE

                            2010 STOCK INCENTIVE PLAN

SECTION 1. Purposes

      The purposes of the Environmental Solutions Worldwide Inc. 2010 Stock Incentive Plan (the "Plan") are (i) to enable Environmental Solutions Worldwide Inc. (the "Company") and its Related Companies (as defined below) to attract, retain and reward employees and strengthen the existing mutuality of interests between such employees and the Company's shareholders by offering such employees an equity interest in the Company, (ii) to enable the Company to offer incentives to employees of entities which are acquired or established by the Company from time to time as incentives and inducements for employment, and
(iii) to enable the Company to pay part of the compensation of its Outside Directors (as defined in Section 5.2) in options to purchase the Company's common stock ("Stock"), thereby increasing such directors' proprietary interests in the Company. For purposes of the Plan, a "Related Company" means any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a 20% beneficial ownership interest.

SECTION 2. Types of Awards

      2.1 Awards under the Plan to employees may be in the form of (i) Stock Options; (ii) Stock Appreciation Rights; (iii) Limited Stock Appreciation Rights; (iv) Restricted Stock; (v) Deferred Stock; (vi) Bonus Stock; or (vii) Tax Offset Payments.

      2.2 An eligible employee may be granted one or more types of awards, which may be independent or granted in tandem. If two awards are granted in tandem, the employee may exercise (or otherwise receive the benefit of) one award only to the extent he or she relinquishes the tandem award.

      2.3 Directors may receive only (i) Stock Options; (ii), related Limited Stock Appreciation Rights; (iii) Restricted Stock and (iv) Tax Offset Payments.

SECTION 3. Administration

      3.1 The Plan shall be administered (i) by the Committee (as defined below) or the Company's Board of Directors in the case of awards to employees, and (ii) by the Company's Board of Directors (the "Board") (with recusals as necessary or appropriate) in the case of awards to Outside Directors. The Committee shall be the Compensation Committee of the Board or such other committee of directors as the Board shall designate, which shall consist of not less than two Outside Directors.

      3.2 The Committee shall have the following authority with respect to awards under the Plan other than awards to Outside Directors: to grant awards to eligible employees under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to otherwise supervise the administration of the Plan. In particular, and without limiting its authority and powers, except with respect to awards to Outside Directors, the Committee shall have the authority:

            (a) to determine whether and to what extent any award or combination of awards will be granted hereunder, including whether any awards will be granted in tandem with each other;

            (b) to select the employees to whom awards will be granted;
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            (c) to determine the number of shares of Stock to be covered by each award granted hereunder subject to the limitations contained herein;

            (d) to determine the terms and conditions of any award granted hereunder, including, but not limited to, any vesting or other restrictions based on such performance objectives (the "Performance Objectives") and such other factors as the Committee may establish, and to determine whether the Performance Objectives and other terms and conditions of the award are satisfied;

            (e) to determine the treatment of awards upon an employee's retirement, disability, death, termination for cause or other termination of employment;

            (f) to determine pursuant to a formula or otherwise the fair market value of the Stock on a given date; provided, however, that if the Committee fails to make such a determination, fair market value of the Stock on a given date shall be the mean between the highest and lowest quoted selling price, regular way, of the Stock on the Over the Counter Bulletin Board (or the principal market or exchange upon which the Stock is traded or listed) on such date, or if no such sale of Stock occurs on such date, the weighted average of the high and low prices on the nearest trading date before such date;

            (g) to determine that amounts equal to the amount of any dividends declared with respect to the number of shares covered by an award (i) will be paid to the employee currently or (ii) will be deferred and deemed to be reinvested or (iii) will otherwise be credited to the employee, or (iv) that the employee has no rights with respect to such dividends;

            (h) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an award will be deferred either automatically or at the election of an employee, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

            (i) to provide that the shares of Stock received as a result of an award shall be subject to a right of first refusal, pursuant to which the employee shall be required to offer to the Company any shares that the employee wishes to sell, subject to such terms and conditions as the Committee may specify;

            (j) to amend the terms of any award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her written consent; and

            (k) to substitute new awards with more favorable terms and conditions for previously granted awards under the Plan, or for stock options or awards granted under other plans or agreements.

      3.3 The Committee shall have the right to designate awards as "Performance Awards." Awards so designated shall be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such awards in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The grant or vesting of a Performance Award shall be subject to the achievement of Performance Objectives established by the Committee based on one or more of the following criteria, in each case applied to the Company on a consolidated basis and/or to a business unit, and which the Committee may use either as an absolute measure or as a measure of comparative performance relative to a peer group of companies: sales, operating profits, operating profits before interest expense and taxes, net earnings, earnings per share, return on equity, return on assets, return on invested capital, cash flow, debt to equity ratio, market share, stock price, economic value added, and market value added.


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      The Performance Objectives for a particular Performance Award relative to a particular period shall be established by the Committee in writing no later than 90 days after the beginning of such period. The Committee's determination as to the achievement of Performance Objectives relating to a Performance Award shall be made in writing. The Committee shall have discretion to modify the Performance Objectives or vesting conditions of a Performance Award only to the extent that the exercise of such discretion would not cause the Performance Award to fail to quality as "performance-based compensation" within the meaning of Section 162(m) of the Code.

      3.4 With respect to awards to Outside Directors, the Board shall have authority to grant and amend awards subject to the limitations of Sections 2.3, 6 and 7.2; to interpret the Plan and grants to Outside Directors pursuant to the Plan; to adopt, amend, and rescind administrative regulations to further the purposes of the Plan; and to take any other action necessary to the proper operation of the Plan. Subject to any express limitations set forth in the Plan, the Board shall have the same powers with respect to awards to Outside Directors as are set forth for the Committee with respect to awards to employees.

      3.5 All determinations made by the Committee or the Board pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

      3.6 The Committee may from time to time delegate to one or more officers of the Company any or all of its authorities granted hereunder except with respect to awards granted to persons subject to Section 15 of the Securities Exchange Act of 1934 or Performance Awards. The Committee shall specify the maximum number of shares that the officer or officers to whom such authority is delegated may award.

SECTION 4. Stock Subject to Plan

      4.1 The total number of shares of Stock reserved and available for distribution under the Plan shall be 5,000,000 (subject to adjustment as provided below). Such shares may consist of authorized but unissued shares or treasury shares. The exercise of a Stock Appreciation Right for cash or the payment of any other award in cash shall not count against this share limit.

      4.2 To the extent a Stock Option terminates without having been exercised, or an award terminates without the employee having received stock in payment of the award, or shares awarded are forfeited, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan. If the exercise price of an option is paid in Stock or if shares of Stock are withheld from payment of an award to satisfy tax obligations with respect to such award, such shares will also not count against the Plan limits and shall again be available for distribution in connection with future awards under the Plan.

      4.3 No recipient shall be granted Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and/or Bonus Stock, or any combination of the foregoing with respect to more than 1,500,000 shares of Stock in any fiscal year of the Company (subject to adjustment as provided in Section 4.4). No employee shall be granted Tax Offset Payments with respect to more than the number of shares of Stock covered by awards held by such employee.


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      4.4 In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, Stock dividend, Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee or the Board in its sole discretion, shall be made in the aggregate number and kind of shares or other property reserved for issuance under the Plan, the number and kind of shares or other property as to which awards may be granted to any individual in any fiscal year, the number and kind of shares or other property subject to outstanding awards and the amounts to be paid by award holders or the Company, as the case may be, with respect to outstanding awards; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award. In addition, upon the dissolution or liquidation of the Company, or upon any reorganization, merger or consolidation as a result of which the Company is not the surviving corporation (or survives as a wholly-owned subsidiary of another corporation), or upon a sale of substantially all the assets of the Company, the Board may take such action as it in its discretion deems appropriate to (i) cash out outstanding Stock Options at or immediately prior to the date of such event,
(ii) provide for the assumption of outstanding Stock Options by surviving, successor or transferee corporations, and/or (iii) provide that Stock Options shall be exercisable for a period of at least 10 business days from the date of receipt of a notice from the Company of such event, following the expiration of which period any unexercised Stock Options shall terminate. The Board's determination as to which adjustments shall be made and the extent thereof shall be final, binding and conclusive.

SECTION 5. Eligibility

      5.1 Employees of the Company or a Related Company, including employees who are officers and/or directors of the Company, are eligible to be granted awards under the Plan. The employee participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

      5.2 For purposes of the Plan, the term Outside Director shall mean any director of the Company other than one who is an employee of the Company or a Related Company.

SECTION 6. Stock Options

      6.1 The Stock Options awarded to employees under the Plan may be of two types: (i) Incentive Stock Options within the meaning of Section 422 of the Code or any successor provision thereto; and (ii) Non-Qualified Stock Options. To the extent that any Stock Option is identified as a Non-Qualified Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. All Stock Options awarded to Outside Directors shall be Non-Qualified Stock Options.

      6.2 Subject to the following provisions, Stock Options awarded to employees by the Committee and Stock Options awarded to Outside Directors by the Board shall be in such form and shall have such terms and conditions as the Committee or the Board, as the case may be, may determine. All references to the Committee in the following paragraphs of this Section 6.2 shall be deemed to refer to the Board with respect to awards to Outside Directors.

            (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee, and may not be less than the fair market value of the Stock on the date of the award of the Stock Option.

            (b) Option Term. The term of each Stock Option shall be fixed by the Committee.

            (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee may waive such exercise provisions or accelerate the exercisability of the Stock Option at any time in whole or in part.


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            (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the award, which may include cash (including cash equivalents), delivery of shares of Stock already owned by the optionee and held for at least six months or subject to awards hereunder, "cashless exercise", any other manner permitted by law determined by the Committee, or any combination of the foregoing. If the Committee determines that a Stock Option may be exercised using shares of Restricted Stock, then unless the Committee provides otherwise, the shares received upon the exercise of a Stock Option which are paid for using Restricted Stock shall be restricted in accordance with the original terms of the Restricted Stock award.

            (e) No Shareholder Rights. An optionee shall have neither rights to dividends or other rights of a shareholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

            (f) Surrender Rights. The Committee may provide that options may be surrendered for cash upon any terms and conditions set by the Committee.

            (g) Transferability. Stock Options shall not be transferable by the optionee other than by will or by the laws of descent and distribution, and during the optionee's lifetime, all Stock Options shall be exercisable only by the optionee or by his or her guardian or legal representative; provided, however, the Committee may, in its discretion, authorize all or a portion of the Stock Options to be granted to an optionee to be on terms which permit transfer by such optionee to (i) the spouse, children, stepchildren or grandchildren (including relationships arising from legal adoption) of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or
      (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there shall be no consideration for any such transfer (other than interests in the transferee partnership), (y) the instrument pursuant to which such options are transferred must be approved by the Committee, and must expressly provide for the transferability in a manner consistent with this Section as well as any additional conditions on transfer and restrictions on the rights of the transferree, as may be required by the Committee, and (z) subsequent transfers of transferred options shall be prohibited except those by will or the laws of descent and distribution. Following any such transfer, the Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer.

            (h) Termination of Employment. Following the termination of an optionee's employment (or Board service) with the Company or a Related Company, the Stock Option shall be exercisable to the extent determined by the Committee. The Committee may provide different post-termination exercise provisions with respect to termination of employment or service for different reasons. The Committee may provide that, notwithstanding the option term fixed pursuant to Section 6.2(b), a Stock Option which is outstanding on the date of an optionee's death shall remain outstanding for an additional period after the date of such death.

      6.3 Notwithstanding the provisions of Section 6.2, no Incentive Stock Option shall (i) have an option price which is less than 100% of the fair market value of the Stock on the date of the award of the Incentive Stock Option, (ii) be exercisable more than ten years after the date such Incentive Stock Option is awarded, or (iii) be awarded after July 6, 2020. No Incentive Stock Option granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, as defined in Section 424 of the Code, shall (A) have an option price which is less than 110% of the fair market value of the Stock on the date of award of the Incentive Stock Option or (B) be exercisable more than five years after the date such Incentive Stock Option is awarded.


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SECTION 7. Stock Appreciation Rights and Limited Stock Appreciation Rights

      7.1 A Stock Appreciation Right awarded to an employee shall entitle the holder thereof to receive payment of an amount, in cash, shares of Stock or a combination thereof, as determined by the Committee, equal in value to the excess of the fair market value of the number of shares of Stock as to which the award is granted on the date of exercise over an amount specified by the Committee. Any such award shall be in such form and shall have such terms and conditions as the Committee may determine. The grant shall specify the number of shares of Stock as to which the Stock Appreciation Right is granted.

      7.2 The Committee (or the Board with respect to Outside Directors), may grant a Stock Appreciation Right which may be exercised only within the 60-day period following occurrence of a Change of Control (as defined in Section 15.2) (such Stock Appreciation Right being referred to herein as a Limited Stock Appreciation Right). Unless the Committee (or Board with respect to Outside Directors) provides otherwise, in the event of a Change of Control the amount to be paid upon exercise of a Stock Appreciation Right or Limited Stock Appreciation Right shall be based on the Change of Control Price (as defined in Section 15.3).

SECTION 8. Restricted Stock

      Subject to the following provisions, all awards of Restricted Stock to employees shall be in such form and shall have such terms and conditions as the Committee may determine:

            (a) The Restricted Stock award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The grant and/or the vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company or a Related Company, upon the attainment of specified Performance Objectives or upon such other criteria as the Committee may determine.

            (b) Stock certificates representing the Restricted Stock awarded to an employee shall be registered in the employee's name, but the Committee may direct that such certificates be held by the Company on behalf of the employee. Except as may be permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the employee until such share has vested in accordance with the terms of the Restricted Stock award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the employee (or his or her designated beneficiary in the event of death), free of all restrictions.

            (c) The Committee may provide that the employee shall have the right to vote and/or receive dividends on Restricted Stock. Unless the Committee provides otherwise, Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

            (d) Except as may be provided by the Committee, in the event of an employee's termination of employment before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee may provide that (i) any purchase price paid by the employee shall be returned to the employee or (ii) a cash payment equal to the Restricted Stock's fair market value on the date of forfeiture, if lower, shall be paid to the employee.

            (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the employee's Restricted Stock, other than Performance Awards whose vesting was made subject to satisfaction of one or more Performance Objectives (except that the Committee may waive conditions or restrictions with respect to Performance Awards if such waiver would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code).


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SECTION 9. Deferred Stock Awards

      Subject to the following provisions, all awards of Deferred Stock to employees shall be in such form and shall have such terms and conditions as the Committee may determine:

            (a) The Deferred Stock award shall specify the number of shares of Deferred Stock to be awarded to any employee and the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred. The Committee may condition the grant or vesting of Deferred Stock, or receipt of Stock or cash at the end of the Deferral Period, upon the attainment of specified Performance Objectives or such other criteria as the Committee may determine.

            (b) Except as may be provided by the Committee, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period.

            (c) At the expiration of the Deferral Period, the employee (or his or her designated beneficiary in the event of death) shall receive (i) certificates for the number of shares of Stock equal to the number of shares covered by the Deferred Stock award, (ii) cash equal to the fair market value of such Stock, or (iii) a combination of shares and cash, as the Committee may determine.

            (d) Except as may be provided by the Committee, in the event of an employee's termination of employment before the Deferred Stock has vested, his or her Deferred Stock award shall be forfeited.

            (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, Stock or cash under a Deferred Stock award, other than with respect to Performance Awards (except that the Committee may waive conditions or restrictions with respect to Performance Awards if such waiver would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code).

SECTION 10. Bonus Stock

      The Committee may award Bonus Stock to any eligible employee subject to such terms and conditions as the Committee shall determine. The grant of Bonus Stock may be conditioned upon the attainment of specified Performance Objectives or upon such other criteria as the Committee may determine. The Committee may waive such conditions in whole or in part other than with respect to Performance Awards (except that the Committee may waive conditions or restrictions with respect to Performance Awards if such waiver would not cause the Performance Award to fail to qualify as Aperformance-based compensation@ within the meaning of Section 162(m) of the Code). The Committee shall also have the right to eliminate or reduce the amount of Cash Bonus otherwise payable under an award. Unless otherwise specified by the Committee, no money shall be paid by the recipient for the Bonus Stock. Alternatively, the Committee may offer eligible employees the opportunity to purchase Bonus Stock at a discount from its fair market value. The Bonus Stock award shall be satisfied by the delivery of the designated number of shares of Stock which are not subject to restriction.

SECTION 11. Tax Offset Payments

      The Committee (or the Board, with respect to Outside Directors) may provide for a Tax Offset Payment by the Company with respect to one or more awards granted under the Plan. The Tax Offset Payment shall be in an amount specified by the Committee (or the Board, with respect to Outside Directors), which shall not exceed the amount necessary to pay the federal, state, local and other taxes payable with respect to the applicable award and the receipt of the Tax Offset Payment, assuming that the recipient is taxed at the maximum tax rate applicable to such income. The Tax Offset Payment shall be paid solely in cash.


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SECTION 12. Election to Defer Awards

      The Committee may permit an employee to elect to defer receipt of an award for a specified period or until a specified event, upon such terms as are determined by the Committee.

SECTION 13. Tax Withholding

      13.1 Each award holder shall, no later than the date as of which the value of an award first becomes includible in such person's gross income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, the minimum statutory federal, state, local or other taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the award holder.

      13.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an employee may elect to have the minimum statutory withholding tax obligation with respect to any awards hereunder, satisfied by (i) having the Company withhold shares of Stock otherwise deliverable to such person with respect to the award or (ii) delivering to the Company shares of unrestricted Stock held for at least six months. Alternatively, the Committee may require that a portion of the shares of Stock otherwise deliverable be applied to satisfy the minimum statutory withholding tax obligations with respect to the award.

SECTION 14. Amendments and Termination

      The Plan shall continue in effect for an unlimited period. The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the award holder's written consent. Amendments may be made without shareholder approval except as required by law.

SECTION 15. Change of Control

      15.1 In the event of a Change of Control, unless otherwise provided in the grant or by amendment (with the holder's consent) of such grant:

            (a) all outstanding Stock Options and all outstanding Stock Appreciation Rights (including Limited Stock Appreciation Rights) awarded under the Plan shall become fully exercisable and vested;

            (b) the restrictions applicable to any outstanding Restricted Stock and Deferred Stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested; and

            (c) to the extent the cash payment of any award is based on the fair market value of Stock, such fair market value shall be the Change of Control Price.


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      15.2 A "Change of Control" means the happening of any of the following after grant:

            (a) When any Person, as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d) and 14(d) thereof, including a "Group" as defined in Section 13(d) of the Exchange Act, but excluding the Company and any subsidiary and any employee benefit plan sponsored or maintained by the Company or any subsidiary (including any trustee of such plan acting as trustee), or any person, entity or group specifically excluded by the Board, directly or indirectly, becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time) of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

            (b) When Incumbent Directors cease for any reason to constitute at least two-thirds of the Board (where "Incumbent Director" means any director on the date of adoption of the Plan and any director elected by, or on the recommendation of, or with the approval of, a majority of the directors who then qualified as Incumbent Directors);

            (c) The effective date of any merger or consolidation of the Company with another corporation where (i) the shareholders of the Company, immediately prior to the merger or consolidation, do not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors, or (ii) where the members of the Board, immediately prior to the merger or consolidation, do not, immediately after the merger or consolidation, constitute a majority of the board of directors of the corporation issuing cash or securities in the merger; provided, however, that, in each of the cases set forth above in clauses (c)(i) or (c)(ii), no "Change of Control" shall be deemed to take place if the transaction was approved by the Board of Directors, the majority of the members of which were in place prior to the commencement of such sale, merger or consolidation; or

            (d) The date of approval by the shareholders of the Company of the liquidation of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

      15.3 "Change of Control Price" means the highest price per share paid in any transaction reported on the OTCBB or on any national securities exchange or other market where the Stock is traded, or paid or offered in any transaction related to a Change of Control, at any time during the 90-day period ending with the Change of Control. Notwithstanding the foregoing sentence, in the case of Stock Appreciation Rights granted in tandem with Incentive Stock Options, the Change of Control Price shall be the highest price paid on the date on which the Stock Appreciation Right is exercised.

SECTION 16. General Provisions

      16.1 Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Stock subject or related thereto upon any securities exchange or market or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an award with respect to the disposition of Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of Stock thereunder, such award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.


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      16.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor any award hereunder shall confer upon any employee of the Company, or of a Related Company, any right to continued employment, and no award under the Plan shall confer upon any Outside Director any right to continued service as a director.

      16.3 Determinations by the Committee or the Board under the Plan relating to the form, amount, and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

      16.4 No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 17. Effective Date of Plan

      The Plan shall be effective upon approval by the Company's Board of Directors and Shareholders.


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